SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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                            GOUVERNEUR BANCORP, INC.
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

                            GOUVERNEUR BANCORP, INC.
                                   ----------

                                42 Church Street
                           Gouverneur, New York 13642
                                 (315) 287-2600
                                   ----------

                                 PROXY STATEMENT
                          WITH NOTICE OF ANNUAL MEETING

                    GENERAL INFORMATION AND NOTICE OF MEETING

         Gouverneur Bancorp, Inc., the holding company for Gouverneur Savings and Loan Association, will be holding its annual meeting of stockholders on February 18, 2003. The meeting will be held at the Clearview Restaurant, 1180A U.S. Highway 11, Gouverneur, New York 13642 beginning at 10:00 a.m. A proxy card is included with this Proxy Statement.

         At the meeting, we will ask stockholders to consider and vote upon:

         I. The election of three members to our Board of Directors to serve for three year terms and until their successors have been duly elected and qualified;

         II. The approval of an amendment to the Gouverneur Bancorp., Inc. Stock Option Plan ("SOP") to provide that awards under the plan shall fully vest in the event of a change in control of the Company or Gouverneur Savings and Loan Association or upon the retirement of an option holder;

         III. The approval of an amendment to the Gouverneur Bancorp, Inc. Management Recognition Plan ("MRP") to provide that awards under the plan shall fully vest in the event of a change in control of the Company or Gouverneur Savings and Loan Association or upon the retirement of an award recipient;

         IV. The ratification of the appointment of Beard Miller Company LLP as independent public accountants for the Company for the fiscal year ending September 30, 2003; and

such other matters as may properly come before the meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the meeting.

         The Board of Directors is soliciting your proxy to vote at the meeting and at any adjournments of the meeting. Please complete the enclosed proxy card and return it in the enclosed return envelope as soon as possible. Each of our stockholders has one vote for each share of common stock owned. On the election of directors, each stockholder may vote for up to three directors, but may not cast more votes for any one nominee than the number of shares owned by that stockholder.

         Stockholders of record on January 3, 2003 are entitled to receive notice of the meeting and are entitled to vote at the meeting, or at an adjournment of the meeting. This is known as the "Record Date." Please read this Proxy Statement carefully before you decide how to vote. We encourage you to return the proxy card even if you plan to attend the meeting. This will save us additional expense in soliciting proxies and will ensure that your vote is counted. You may still vote in person at the meeting even if you return the proxy card.

         On the Record Date, there were 2,277,884 shares of Gouverneur Bancorp, Inc. common stock, par value $.01 per share, issued and outstanding.

         In this Proxy Statement, the terms "Company," "we," "our," "us," or similar terms refer to Gouverneur Bancorp, Inc. References to the "Bank" mean Gouverneur Savings and Loan Association, our wholly owned subsidiary.

Your Board of Directors unanimously recommends that you vote "FOR" the director nominees described in this Proxy Statement, the amendment to both our Stock
               Option Plan and Management Recognition Plan and the ratification of the independent public accountants.

      This Proxy Statement and Notice of Annual Meeting is first being made available to stockholders on or about January 21, 2003.

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. WE HAVE ENCLOSED A SELF ADDRESSED ENVELOPE WHICH YOU CAN USE TO RETURN YOUR PROXY CARD. NO POSTAGE IS REQUIRED IF YOU MAIL THE ENVELOPE IN THE UNITED STATES.

Voting and Proxy Cards

         If you sign and return a proxy card in the form which the Board of Directors is soliciting so we receive it before the polls close at the meeting, your votes will be cast as you have marked on the proxy card, unless you revoke your proxy before the polls close. If you properly sign and return our proxy card but you do not mark on it how you want to vote on any matter, then the Board of Directors as your proxy will vote your shares in favor of the nominees for director named in this Proxy Statement, the amendment to both our SOP and MRP and the ratification of the appointment of Beard Miller Company LLP as the independent public accountants. If any stockholder properly presents any other matter for a vote, including a proposal to adjourn the meeting, the Board of Directors as the holder of your proxy may vote on those matters based on its judgment. We do not know of any other matters that stockholders may present for a vote at the meeting.

         If you sign and return the enclosed proxy card, you may revoke it at any time before the polls are closed. If you want to revoke your proxy card, you must: (i) sign and deliver a written notice to the Secretary of the Company, at or before the meeting, dated after the date of your proxy stating that you want to revoke the proxy; (ii) sign and deliver to the Secretary of the Company at or before the meeting another proxy card relating to the same shares with a later date; or (iii) attend the meeting and vote in person. Attending the meeting does not automatically revoke a proxy unless you also take one of the three actions described in the prior sentence. Any written notice revoking a proxy must be delivered to Charles Van Vleet, Secretary, Gouverneur Bancorp, Inc., 42 Church Street, Gouverneur, New York 13642.

         Quorum. If 1,138,943 shares of our common stock are present in person or represented by proxy at the meeting, there will be a quorum which will allow the meeting to commence. Once a quorum is present, the meeting can continue even if some stockholders leave the meeting. If a stockholder is present in person or by proxy but abstains from voting any shares, or if a broker submits a proxy for shares but does not vote those shares, then the shares are counted as present for purposes of determining a quorum.

         Required Vote. A plurality of the votes cast is required to elect directors under Proposal I. This means that the nominees for each directorship who receive the most votes will be elected. Abstentions and broker non-votes will not be counted for or against any of the nominees and will have no effect on the outcome of this proposal.

         For the approval of the amendments to the SOP and MRP as proposed in Proposals II and III, a majority of the outstanding shares of common stock held by the stockholders other than Cambray Mutual Holding Company ("Cambray MHC") must be voted in favor of these proposals. Abstentions and broker non-votes received with respect to either of these proposals will be counted as votes against the proposal.

         The affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the meeting is required to ratify the appointment of our independent public accountants under Proposal IV. Abstentions will be counted as votes against the proposal and broker non-votes will have no effect on the outcome of this proposal.

         The affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the meeting is required to approve any other proposal, unless our bylaws, our charter or any law that applies to the Company requires a different vote. Our bylaws provide that, at an annual meeting, a stockholder may nominate a person for election as a director only if advance notice of intent to nominate the person is given to the Company. The notice must be received by the Company at least five days before the date of the meeting. Our bylaws require similar advance notice if a stockholder wants to make any other proposal at an annual meeting of stockholders.

         Vote By Cambray MHC. Cambray MHC was formed in the reorganization of the Bank into the mutual holding company form of organization on March 23, 1999. Cambray MHC is the beneficial owner of 1,311,222 shares, or 57.56% of the Company's issued and outstanding common stock. Cambray MHC will vote all of the shares of the common stock it owns in accordance with the instructions of its

Board of Directors, which is comprised of the same individuals who serve as directors of the Bank and the Company. We expect that Cambray MHC will vote such shares in favor of Proposals I, II, III and IV. Since Cambray owns more than 50% of the outstanding shares of the Company's common stock, we expect that it will control the outcomes of Proposals I and IV.

Important Information for Stockholders Whose Stock Is Held in Street Name

         If you hold your stock in street name, which means that your stock is held for you in a brokerage account and is not registered on our stock records in your own name, please tell your broker as soon as possible how to vote your shares to make sure that your broker votes your shares before the polls close at the meeting. If your stock is held in street name, you do not have the direct right to vote your shares or revoke a proxy for your shares unless your broker gives you that right in writing.

                      PRINCIPAL OWNERS OF OUR COMMON STOCK

         The following table provides you with information, to the best of our knowledge, about stock ownership by directors, executive officers, and any person or group known by us to own beneficially more than 5% of our outstanding common stock. In general, beneficial ownership means a person's ownership of shares that a person has the power to vote, sell or otherwise dispose of and shares which a person has a right to acquire(such as through the exercise of stock options) within sixty days of the date of the preparation of this table. The information is as of the Record Date. We know of no person or group, except as listed below, who beneficially owned more than 5% of our common stock as of the Record Date. Information about persons or groups who own beneficially more than 5% of our common stock is based on filings with the Securities and Exchange Commission ("SEC") on or before the Record Date.

                                                                                        Percent of total
                                                            Shares Beneficially Owned        shares
Beneficial Owner                                               at January 3, 2003(1)      outstanding(2)
----------------                                            -------------------------   ----------------
Cambray Mutual Holding Company                                      1,311,222                 57.56%
42 Church Street, Gouverneur, New York 13642

Frank Langevin, Chairman of the Board                                  34,500                  1.51%

Richard F. Bennett, President and Chief Executive                      49,811(3)               2.19%
Officer and Director

Robert J. Twyman, Vice President and Chief                              3,924(4)                 *
Financial Officer

Richard E. Jones, Director                                              6,500(5)                 *

Robert J. Leader, Director                                             36,500                  1.60%

Timothy J. Monroe, Director                                             6,500                    *

Joseph C. Pistolesi, Director                                           8,900                    *

Larry Straw, Director                                                  19,500                    *

Directors and Executive Officers of the Company, as                   166,135                  7.29%
a group (8 persons)

--------------------------

(1) The amount reported represents shares held directly, as well as shares allocated to participants in our Employee Stock Ownership Plan ("ESOP") and other shares with respect to which a person may be deemed to have sole or shared voting or investment power. A total of 6,834 shares were allocated to ESOP participants in fiscal 2002, of which 2,054 shares were allocated to executive officers as a group. Unallocated shares and allocated shares for which no voting instructions are received are voted in the same proportion as allocated shares voted by ESOP participants. The amount reported also includes 4,200 unvested MRP shares awarded to executive officers as a group and 4,320 unvested MRP shares awarded to non-employee directors, which MRP shares will vest in equal amounts on October 27, 2003 and 2004 and an additional 1,000 unvested MRP shares awarded to executive officers as a group which will vest in equal amounts on April 23, 2003, 2004, 2005, 2006 and 2007. All of these unvested MRP shares may be voted at the meeting. Also includes 16,050 stock options granted to executive officers and 16,200 options granted to non-employee directors under the SOP, representing options exercisable on the Record Date or within 60 days thereafter.
(2) Based upon 2,277,884 shares outstanding on the Record Date. An asterisk ("*") means that the percentage is less than 1%.
(3) Includes a total of 3,661 shares allocated to Mr. Bennett in the ESOP. Includes 6,600 shares owned by Mr. Bennett's spouse in an Individual Retirement Account, as to which Mr. Bennett disclaims beneficial ownership.
(4) Includes 1,124 shares allocated to Mr. Twyman in the ESOP.
(5) Includes 1,000 shares owned by Mr. Jones' spouse, as to which Mr. Jones disclaims beneficial ownership.

--------------------------

                          I. THE ELECTION OF DIRECTORS

         Our Board of Directors presently has seven members, and as provided in the Company's bylaws, it is divided into three classes, with each class of directors being elected for three-year terms.

         At this meeting, stockholders will elect three directors. The Board of Directors has nominated Richard F. Bennett, Timothy J. Monroe and Joseph C. Pistolesi for election as directors at the meeting. Stockholders elect directors by a plurality of the votes cast, which means that the three nominees with the highest vote totals will be elected. There is no cumulative voting in the election of directors, which means that no stockholder may cast more votes in favor of any one nominee than the number of shares owned of record by that stockholder.

         Each person who the stockholders elect at the meeting will serve for a three year term of office which expires at the annual meeting of stockholders to be held in the year 2006 and until their successors are elected and qualify. Each of the nominees named below has consented to being named in this Proxy Statement and to serve, if elected. If any nominee becomes unavailable for election for any presently unforeseen reason, the Board of Directors, as the holder of your proxy, will have the right to use its discretion to cast your votes for a substitute. The Board of Directors unanimously recommends that you vote in favor of these three nominees.

The Board of Directors and Nominees

         We are providing the following information regarding the nominees and other directors who will continue in office after the meeting. There are no arrangements or understandings by which any director was selected to serve as such. All directors of the Company are also directors of the Bank. There are no family relationships among directors and executive officers of the Company and the Bank. Ages are as of the Record Date. All directors and nominees have been directors since the Company was formed in March 1999, except for Mr. Monroe and Mr. Pistolesi who were both elected as directors in May 1999.

Nominees

         Richard F. Bennett, age 58, has been the President and Chief Executive Officer of the Bank since 1988 and has held the same positions with the Company since its formation in March 1999. Mr. Bennett joined the Bank in December 1986. Mr. Bennett is a Director of the Community Bankers Association of New York State and was formerly chairman of its Regional Group II. Mr. Bennett is a Trustee of the St. James Parish Council, was a member of the Gouverneur Rotary Club and has served as a member of the board of directors of a local non-profit organization which provides rehabilitation financing for low income housing.

         Timothy J. Monroe, age 50, is a veterinarian in private practice in Gouverneur and the proprietor of the Northland Veterinary Hospital. Mr. Monroe is also an elected councilman on the Town Council in Gouverneur; Chairman of the Board of Gouverneur EJ Noble Hospital and a member of the Board of Directors of a local public television station.

         Joseph C. Pistolesi, age 54, is the owner and operator of the Clearview Restaurant and the Clearview Motel in Gouverneur. He is also the owner of Pistolesi Rentals, a company engaged in the ownership and rental of real estate in the Gouverneur area. Mr. Pistolesi is a member and the former President of the St. Lawrence County Hotel and Restaurant Association.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
             THAT STOCKHOLDERS VOTE IN FAVOR OF THESE THREE NOMINEES

Continuing Directors

         The following persons are existing directors whose terms of office will continue after the meeting. Ages are as of the Record Date.

         Richard E. Jones, age 61, is the retired owner of J & H Feed and Farm Store which he operated from 1978 until 2002. He is active in the Gouverneur Elks Lodge. His term as a director of the Company expires in 2004.

         Frank Langevin, age 69, has been Chairman of the Board since February 2001. He was, until his retirement in 1993, the owner and operator of P.A. Langevin Inc., a commercial buildings contracting company. Mr. Langevin is a Director of the Gouverneur Country Club and was a member of the Gouverneur Central School Board of Education for 17 years. His term as a director of the Company expires in 2004.

         Robert J. Leader, age 69, has been a Partner in Case & Leader LLP, a law firm in Gouverneur, New York, since 1966. Mr. Leader has served as Chairman of the Board (and currently as Trustee) of the Gouverneur EJ Noble Hospital; Secretary and Trustee of North Country Hospitals; President (and currently as Director) of Kinney Nursing Home Co., Inc.; and as a Director of B-S Industrial Contractors, Inc. Mr. Leader has served as counsel to the Villages of Gouverneur and Hermon; the Towns of Fowler, Pitcairn, Rossie and Edwards and the Gouverneur Central School. Mr. Leader is a member and past President of the Gouverneur Rotary Club and past President of the Gouverneur Development Corporation. His term as a director of the Company expires in 2005.

         Larry Straw, age 51, has been a Project Manager for Cives Steel Co., Northern Division, a steel fabrication company, since August 1999. He was previously Vice President and Division Manager of the Balmat Mining Division of Zinc Corporation of America. Mr. Straw has been a member of the Board of Trustees of the Gouverneur EJ Noble Hospital since 1989. His term as a director of the Company expires in 2005.

Executive Officers Who Are Not Directors

         The Board of Directors elects executive officers for one year terms and they serve at the pleasure of the Board. Provided below is certain information regarding the executive officer of the Company and the Bank who is not a director. His age is as of the Record Date.

         Robert J. Twyman, age 55, has been the Chief Financial Officer of the Bank and the Company since October 1999 and a Vice President since February 2001. Mr. Twyman previously held the position of Vice President and Comptroller of First National Bank of Northern New York from March 1989 until October 1999.

Meetings of the Board of Directors and Certain Committees

         Our Board of Directors held twelve meetings during fiscal 2002. The Board of Directors has an Audit Committee and a Personnel Committee. Our Board of Directors does not presently have a nominating committee.

         Our Audit Committee, which met four times during fiscal 2002, consists of all directors except Mr. Bennett, with Mr. Langevin as Chairman. The Audit Committee is directly responsible for the appointment, compensation and oversight of the Company's independent public accountants. It has the authority to engage separate legal counsel and other advisors, as necessary to execute its duties. To fulfill its responsibility, the committee oversees matters related to the accounting, bookkeeping and auditing functions of the Company and meets periodically with the Company's independent public accountants to arrange for the audit of the Company's annual financial statements and to review and evaluate recommendations made during the annual audit. The Audit Committee also reviews, approves and supervises the internal auditing procedures of the Company. Under the Sarbanes-Oxley Act of 2002, the Audit Committee must adopt procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal control and audit matters, and the anonymous, confidential submission by the Company's employees of concerns regarding questionable accounting and audit matters.

         Our Personnel Committee, which met twice during fiscal 2002, consists of all directors except Mr. Bennett, with Mr. Langevin as Chairman. The committee functions on compensation matters for the Company. The committee is also responsible for overseeing the Company's activities related to the ESOP, and for administering and making awards under the SOP and the MRP.

Report of the Audit Committee

         In fulfillment of the SEC's requirements for disclosure in proxy materials relating to the functioning of audit committees, the Company's Audit Committee has prepared the following report for inclusion in this Proxy Statement.

         The Audit Committee is governed by a Charter which specifies, among other things, the scope of its responsibilities and how those responsibilities are performed. The Charter is reviewed on an annual basis, and may be modified to reflect recent law changes and regulatory proposals under the Sarbanes-Oxley Act of 2002. In accordance with the rules of the American Stock Exchange, the listing standard applicable to the Company, the Audit Committee is comprised of the requisite number of members who are "independent" as defined by that listing standard.

         In the performance of its obligations required by the SEC, the Audit Committee has: (i) reviewed and discussed the audited consolidated financial statements with management; (ii) discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and (iii) received from the auditors disclosures regarding the auditors' independence required by Independence Standards Board Standard No.1, as may be modified or supplemented, and discussed with the auditors the auditors' independence.

         Based on the above, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002 for filing with the SEC.

         This report is included herein at the direction of the members of the Audit Committee, directors Langevin (Chairman), Jones, Leader, Monroe, Pistolesi and Straw.

Independent Auditors' Fees

         Audit Fees. The aggregate fees of Fust Charles Chambers LLP for the audit of the Company's consolidated financial statements at and for the year ended September 30, 2002 and the reviews of the interim consolidated financial statements included in the Company's Forms 10-QSB for the quarterly periods in fiscal 2002, the Annual Report on Form 10-KSB and the Annual Report to Stockholders were $37,000.

         Financial Information Systems Design and Implementation Fees. The Company did not engage Fust Charles Chambers LLP to provide advice to it regarding financial information systems and design implementation during fiscal year 2002.

         All Other Fees. The aggregate fees for non-audit services rendered by Fust Charles Chambers LLP, consisting mainly of preparation of income tax returns, internal audit and fixed asset accounting to the Company for the fiscal year ended September 30, 2002 were $31,535. The Audit Committee has considered whether the non-audit services provided are compatible with maintaining the independence of our independent public accountants.

                                  COMPENSATION

Directors' Compensation

         Directors receive an annual retainer of $4,800, plus $400 for each Bank Board of Directors' meeting they attend. Each non-employee director also receives $100 for each committee meeting they attend. Messrs. Bennett, Leader and Pistolesi defer all or part of their director fees through the Gouverneur Bancorp, Inc. Deferred Compensation Plan in which investments may be made into a variety of mutual funds offered by RBC Dain Rauscher. There is currently no separate compensation paid for meetings of the Board of Directors of the Company. All of the directors are also eligible to participate in the Company's SOP and MRP, and Mr. Bennett may also participate in the Company's other compensation plans. All of the directors of the Company are also directors of the Bank.

Voluntary Deferred Compensation Plan for Directors

         The Voluntary Deferred Compensation Plan (the "Deferred Compensation Plan") provides that a Bank director may elect to defer all or part of his annual director fees to fund the Directors' Deferred Compensation Plan. Currently, Directors Bennett, Leader and Pistolesi are deferring director fees pursuant to this plan. The deferred amounts are held in an individual account for each participant and are invested in a variety of mutual funds offered by RBC Dain Rauscher. Amounts deferred under this plan are distributed at a time and manner determined by each participant, except for certain specified payment dates upon a participant's termination as a director or upon reaching a certain age. The Deferred Compensation Plan also provides methods of distribution in the event of the death of a participant, a hardship faced by a participant (eg. financial difficulty resulting from a sudden illness), as well as upon a change in control of the Bank. Beginning in fiscal 2002, the Bank commenced contributing a monthly amount of $1,500.00 into Mr. Bennett's deferred compensation account, representing an additional incentive arrangement.

Executive Officer Compensation

         None of our officers receives compensation directly from the Company. Their compensation is paid by the Bank. We do not expect that we will pay separate compensation to officers or employees unless and until we engage in material business activities separate from the Bank.

         The following table includes information about compensation paid to Mr. Bennett, who was the only executive officer of the Company or the Bank with total salary and bonus in excess of $100,000 in fiscal 2002.


                                          Summary Compensation Table
---------------------- ----------- ----------- ------------ ---------------- ------------------ -------------------- ---------------
                                              Annual Compensation                Long-Term Compensation Awards
                                   ----------------------------------------- --------------------------------------- ---------------
                                                                                                   Options/Stock
Name and Principal       Fiscal                               Other Annual    Restricted Stock  Appreciation Rights    All Other
  Position                Year       Salary        Bonus      Compensation(1)  Awarded ($)(2)(3)    ("SARs")(#)(4)   Compensation(5)
---------------------- ----------- ----------- ------------ ---------------- ------------------ -------------------- ---------------
Richard F. Bennett,       2002      $118,000      $11,800         None              None                None              $30,894
President and Chief       2001      $110,000      $11,000         None              None                None              $11,682
Executive Officer         2000      $109,038       None           None            $49,875              26,750             $11,585
---------------------- ----------- ----------- ------------ ---------------- ------------------ -------------------- ---------------

--------------------------

(1) Mr. Bennett did not receive additional benefits or perquisites totaling more than 10% of salary and bonus.
(2) On September 30, 2002, Mr. Bennett had 10,500 shares of restricted stock with a value of $49,875, based upon a closing market price of $4.75 on the date of the grant. Twenty percent of those shares vested on each of October 27, 2000, 2001 and 2002, and an equal amount will vest on each of October 27, 2003 and 2004.
(3) Pursuant to the MRP, the payment of dividends declared or paid on restricted stock is deferred during the restricted period and credited to the participant's account. Payment of deferred dividends, together with accrued interest, is made upon the earlier to occur of the lapsing of the restriction (i.e., vesting of the award), death or disability of the participant.
(4) On September 30, 2002, Mr Bennett had options to purchase 26,750 shares of common stock pursuant to the SOP. On each of October 27, 2000, 2001 and 2002, 20% of those options vested and an equal amount will vest on each of October 27, 2003 and 2004.
(5) Other Compensation includes: (i) the Bank's matching contribution under its 401(k) Plan of $12,000 in fiscal 2002, $11,000 in fiscal 2001 and $10,903 in fiscal 2000; (ii) the Bank's contribution of $18,000 in fiscal 2002 to Mr. Bennett's deferred compensation account and (iii) life and disability insurance premium payments of $894 in fiscal year 2002, $682 in each of fiscal years 2001 and 2000.

--------------------------

          II. APPROVAL OF THE AMENDMENT TO THE GOUVERNEUR BANCORP, INC.
                                STOCK OPTION PLAN

Proposed Amendment to the SOP

         The SOP was adopted by the Board of Directors of the Company on August 17, 1999 and ratified by the holders of a majority of the outstanding shares of our common stock held by stockholders, other than Cambray MHC, on October 27, 1999. Under the SOP, we may award options to purchase up to 107,281 shares of the Company's common stock. We have awarded to directors and officers of the Company options to purchase 68,250 shares under the SOP, of which 36,750 are vested. As of September 30, 2002, the aggregate fair market value of the shares reserved for issuance under the SOP was $1,104,994, based on the latest closing sales price per share of the Company's common stock of $10.30 on the American Stock Exchange on that date, which was the last trading day during the fiscal year ended September 30, 2002. Pursuant to Office of Thrift Supervision ("OTS") regulations applicable to stock option plans established within one year following the completion of a mutual holding company reorganization, the SOP

--------------------------
contains a provision prohibiting the vesting of stock options at a rate in excess of 20% per year, beginning from the date of their grant, except in the event of the death or disability of the option award recipient.

         OTS policies and regulations permit us to amend the SOP to provide for faster vesting of option awards if the stockholders approve the amendment at least one year after the reorganization of the Bank to the mutual holding company structure, which occurred on March 23, 1999. Our Board of Directors has adopted an amendment to the SOP to provide for immediate vesting of stock options upon a change in control of the Company or the Bank or the retirement of the option holder. The Board of Directors has adopted this amendment because it believes that, while a change in control of the Company or the Bank, as defined in the SOP, is unlikely while they remain in the mutual holding company structure, the loss of awards which could occur as a result of a change of control, or as a result of the retirement of an option holder, would be unfair and not in the best interest of the Company. The Board of Directors also believes that the amendment will enhance the Company's ability to recruit and retain individuals with the skills and experience that are essential for its continued growth and profitability. This amendment must be approved at the meeting by the holders of a majority of the outstanding shares of our common stock held by stockholders, other than Cambray MHC.

         A "change in control" under the SOP generally means: (i) the acquisition by any person of beneficial ownership of 25% of the Bank's or the Company's outstanding securities; (ii) a change in control of a majority of the Bank's or the Company's Board of Directors as a result of a contested election, a merger or consolidation of the Bank or the Company; or iii) the liquidation of the Bank or the Company or the sale of substantially all of the Bank's or the Company's assets.

         The proposed amendment to the SOP is set forth in the following paragraph:

         "Notwithstanding any other provision of the Plan or any vesting restrictions imposed by the Committee, all options granted under the Plan which remain outstanding but which are not exercisable shall immediately vest and shall be immediately exercisable if (a) a Change in Control occurs, or (b) an option holder retires from service as an employee or director, as applicable, of all Employers after not less than five years of service with any Employer. For the purpose of this Section, a Person shall be deemed to have retired upon voluntary resignation, termination without cause, upon failure to be re-elected as a director or due to involuntary resignation due to age limitation. Options held by an Eligible Employee shall immediately vest upon such retirement notwithstanding that such Person may continue to be a director of an Employer."

         The amendment to the SOP does not increase the number of shares reserved for issuance under the SOP, decrease the price per share at which options may be granted thereunder or alter the classes of individuals eligible to participate in the SOP. In the event that the amendment to the SOP is not approved by stockholders at the meeting, the amendment will not take effect, but the SOP will remain in effect. The principal provisions of the SOP, as it would be amended, are described below.

Principal Features of the SOP

         The following are the principal features of the SOP.

         Administration. The Personnel Committee of the Company's Board of Directors, which is comprised of our non-employee directors, administers the SOP. Each award is made on such terms and conditions, consistent with the SOP and applicable OTS regulations, as the Personnel Committee may determine. In granting SOP awards, the Personnel Committee considers, among other things, the individual's position and years of service, the value of the individual's services to the Company and the Bank and the nature and complexity of his or her responsibilities.

         Award, Vesting and Exercise of Options. The Personnel Committee authorizes awards of stock options to eligible directors and employees of the Company and the Bank. We may use either authorized but unissued shares or reacquired shares held by the Company in its treasury to make awards. If an option expires, terminates or is forfeited unexercised, then the shares that were subject to such option will become available for grant under the SOP. The Personnel Committee sets the exercise price of options awarded under the SOP, which may be no less than the fair market value of our common stock on the date of the award. The exercise price must be paid in full in cash or shares of our common stock, or a combination of both. Awards fully vest over a five-year period from the date of grant, at a rate of 20% per year, but in the event of an option holder's death or disability, all of the holder's then unvested options will vest and all shares subject to such option not previously purchased shall become available for purchase. If the proposed amendment of the SOP is approved, all shares covered by an outstanding option will also become 100% vested upon the occurrence of a change in control of the Company or the Bank or the retirement of the option holder.

         Holders of options awarded under the SOP must exercise them within ten years of the date they are granted. If the employment of the holder of an option is terminated for cause, as defined in the SOP, the option will automatically terminate and unvested options will no longer be exercisable as of the date of termination. To remain eligible for treatment as incentive stock options under
Section 422 of the Internal Revenue Code of 1986 ("Code"): (1) options must be exercised within three months of the termination of the option holder's employment, except in the case of disability or death of the option holder; and
(2) in the event of disability, as defined in the Code, or death, options must be exercised within one year from the event, by the option holder or, in the case of death, by the person entitled to exercise the option under applicable law. The plan provides that after a participant dies, the Personnel Committee may permit options of a deceased participant to be settled in cash instead of by the delivery of shares. Options are not assignable or transferable except under limited circumstances set forth in the SOP.

         Adjustment For Business Combinations and Other Events. The Personnel Committee may adjust the number of shares of our common stock available under the SOP and the number of shares covered by each option in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger or other change in corporate structure of the Company which affects the number of shares held by each of our stockholders.

         Termination and Amendment. The SOP will automatically terminate on the tenth anniversary of the date of its approval by stockholders, which is October 27, 2009. The Board of Directors of the Company may at any time suspend, terminate or amend the SOP, but the approval by the holders of a majority of the outstanding shares of our common stock held by stockholders other than Cambray MHC is required for any amendment of a material term of the SOP. No options may be awarded after the termination of the SOP, and all options outstanding when termination occurs will remain outstanding and exercisable in accordance with the terms of the SOP and the option agreement relating to the option.

         Federal Income Tax Consequences. The Personnel Committee may grant either "incentive stock options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options"). The term of the stock options may not exceed ten years for incentive stock options, and fifteen years for non-qualified options.

         Under present federal income tax law, awards under the SOP will have the following consequences:

     o The grant of an option will not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

     o In order to qualify as an "incentive stock option," a stock option awarded under the SOP must meet the conditions contained in Section 422 of the Code, including the requirement that the shares acquired upon the exercise of the stock option be held for one year after the date of exercise and two years after the grant of the option. The exercise of an incentive stock option will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of adjustment which may, in certain situations, trigger the alternative minimum tax.

     o The exercise of a stock option which is not an incentive stock option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

     o The Company will be allowed a deduction at the time and in the amount of, any ordinary income recognized by the participant under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
          THE APPROVAL OF THE AMENDMENT TO THE GOUVERNEUR BANCORP, INC.
                               STOCK OPTION PLAN.

         III. APPROVAL OF THE AMENDMENT OF THE GOUVERNEUR BANCORP, INC.
                           MANAGEMENT RECOGNITION PLAN

Proposed Amendment to the MRP

         The MRP was also adopted by our Board of Directors on August 17, 1999 and ratified by the holders of a majority of the outstanding shares of our common stock held by stockholders other than Cambray MHC, on October 27, 1999. Like the SOP, the MRP is designed to help the Company and the Bank attract and retain directors, officers and employees by giving them a proprietary interest in the Company. Under the MRP, we may grant awards of up to 42,912 shares of our common stock. We have awarded 25,300 shares of restricted stock under the MRP, of which 14,580 are vested. As of September 30, 2002, the aggregate fair market value of the shares authorized for award under the MRP was $441,994, based on the latest closing sales price per share of the Company's common stock of $10.30 on the American Stock Exchange on that date, which was the last trading day during the fiscal year ended September 30, 2002. The MRP prohibits the vesting of restricted stock awards at a rate in excess of 20% per year beginning from the date of their grant, except in the event of the death or disability of the award recipient. The recipient of an award is not required to make any payment to the Company or the Bank in exchange for the shares and as the award vests, the vested shares will be the same as any other issued and outstanding shares of common stock of the Company.

         OTS policies and regulations permit the amendment of the MRP to provide for faster vesting of restricted stock awards if the stockholders approve the amendment at least one year after the reorganization of the Bank to the mutual holding company structure, which occurred on March 23, 1999. Our Board of Directors has adopted an amendment to the MRP to provide for immediate vesting of restricted stock awards upon a change in control of the Company or the Bank or the retirement of the restricted stock award holder. This amendment must be approved at the meeting by the holders of a majority of the outstanding shares of our common stock held by stockholders other than Cambray MHC. The Board of Directors has adopted this amendment for the same reasons that support the adoption of the amendment to the SOP.

         A "change in control" under the MRP has the same meaning that it has in the SOP. The proposed amendment to the MRP is set forth in the following paragraph:

         "Notwithstanding any other provision of the Plan or any vesting restrictions imposed by the Committee, all awards granted under the Plan which have not yet terminated but which have not yet vested shall immediately vest and shall be immediately distributable if (a) a Change in Control occurs, or (b) an awardee retires from service as an employee or director, as applicable, of all Employers after not less than five years of service with any Employer. For the purpose of this Section, a Person shall be deemed to have retired upon voluntary resignation, termination without cause, upon failure to be re-elected as a director or upon involuntary resignation due to age limitation. Vesting shall not accelerate for an Eligible Employee because such person has retired as an employee if such person continues to be a director of an Employer."

         The amendment to the MRP does not increase the number of shares available for distribution under MRP, change the MRP's eligibility requirements, or alter the types of restricted stock awards that may be made to participants in the MRP. In the event that the amendment to the MRP is not approved by stockholders at the Meeting, the amendment will not take effect, but the MRP will remain in effect. The principal provisions of the MRP as it would be amended, are described below.

Principal Features of the MRP

         The following are the principal features of the MRP.

         Administration. The Company's Personnel Committee administers the MRP and makes awards using the same criteria it uses to make awards of stock options under the SOP. Pursuant to the MRP, the Company contributes money to a trust fund in accordance with a trust agreement which designates a commercial bank as the trustee to hold and invest the funds in shares of our common stock and short term liquid investments. From time to time, the trustee purchases shares of our common stock to satisfy awards made under the MRP. The trustee holds these shares in the trust until such time as they either vest and are distributed to award holders or are forfeited. Payment of cash dividends declared on unvested shares awarded to grantees are deferred until the award vests, and those dividends declared on unallocated shares are either held in the trust or used to pay the trustee's compensation and other administrative expenses.

         Awards and Vesting. The MRP provides for awards of restricted stock to eligible directors and employees of the Company and the Bank. Awards fully vest, over a five-year period from the date of grant, at a rate of 20% per year, but in the event of an award holder's death or disability, all of the award holder's then unvested awards will vest and be distributed to the holder or the person entitled under applicable law to receive them. A participant's unvested awards will expire and be forfeited upon the participant's voluntary resignation from employment other than by retirement. If a participant retires, unvested awards will continue to vest in accordance with the MRP vesting schedule described in the second sentence of this paragraph. If the proposed amendment of the MRP is approved, all shares covered by an outstanding award will also become 100% vested upon the occurrence of a change in control of the Company or the Bank or the retirement of the award holder.

         Voting. Holders of unvested awards may direct the trustee as to the manner of voting the shares subject to the awards regarding all matters as to which the shares may be voted. The trustee may not vote any such shares as to which it does not receive instructions from the award holder. The trustee must vote any shares held in the trust fund which are not allocated in connection with an award in the same proportion as the voting directions given to the trustee by award holders. Each participant who has an unvested award under the MRP may direct the response to any tender offer, exchange offer or other offer made to stockholders with respect to those shares. If no direction is given, the trustee will not tender or exchange the shares. The trustee will generally tender or exchange shares which have not yet been awarded in the same proportion as the directions received on awarded but unvested shares.

         Adjustment For Business Combinations and Other Events. The Personnel Committee may adjust the number of shares of our common stock available under the MRP and the number of shares covered by each award in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger or other change in corporate structure of the Company which affects the number of shares held by each of our stockholders.

         Termination and Amendment. The Board of Directors of the Company may suspend or terminate the MRP at any time that there are no outstanding unvested awards, and may amend the MRP at any time so long as the amendment does not affect outstanding awards. In addition, federal or state banking regulations may require that amendments be approved by stockholders. If the MRP is terminated, any remaining assets of the MRP trust will be returned to the Company after making such distributions as the Personnel Committee directs.

         Federal Income Tax Consequences. Holders of MRP awards will recognize ordinary income on the date when they vest, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of MRP shares will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE
          "FOR" THE APPROVAL OF THE AMENDMENT TO THE GOUVERNEUR BANCORP
                           MANAGEMENT RECOGNITION PLAN

Summary Equity Compensation Plan Information

         The following table sets forth information regarding the Company's equity compensation plans.


------------------- ------------------- ----------------------- --------------------------
                      (a)                 (b)                     (c)
------------------- ------------------- ----------------------- --------------------------
Plan category         Number of           Weighted-               Number of securities
                      securities to       average exercise        remaining available for
                      be issued           price of                future issuance under
                      upon exercise       outstanding             equity compensation
                      of outstanding      options, warrants       plans (excluding
                      options,            and rights              securities reflected in
                      warrants and                                column (a)
                      rights
------------------- ------------------- ----------------------- --------------------------
Equity                67,125              $5.42                   56,643(1)
compensation
plans approved
by security
holders
------------------- ------------------- ----------------------- --------------------------
Equity                N/A                 N/A                     N/A
compensation
plans not
approved by
security
holders
------------------- ------------------- ----------------------- --------------------------
Total                 67,125              $5.42                   56,643
------------------- ------------------- ----------------------- --------------------------

--------------------------

(1) Includes 17,612 shares remaining available for future issuance under the Management Recognition Plan and 39,031 options remaining available for future issuance under the Stock Option Plan.

Employee Benefit Plans

         401(k) Plan. The Bank maintains a tax-qualified savings and profit sharing plan under Section 401(k) of the Code. Salaried employees with at least one year of service who are at least age 21 and have completed at least 1,000 hours of service may make pre-tax salary deferrals and after tax contributions under the 401(k) Plan. The Bank contributes 3% of base salary for each employee participating in the 401(k) Plan without regard to any employee matching contribution. Participating employees may make voluntary contributions to the 401(k) Plan up to 15% of their base salary. The Bank may, from time to time, make additional voluntary contributions. Employees are fully vested in their salary deferrals and after tax contributions, and are gradually vested in the Bank's contribution after one year of service and fully vested after six years.

         Employee Stock Ownership Plan. In 1999, we established an ESOP. When the Bank converted to the stock form of ownership, the ESOP purchased 85,825 shares of our common stock. The Company loaned $429,125 to the ESOP to purchase that stock. Substantially all employees of the Bank or the Company who have attained age 21 and have completed one year of service become participants in the ESOP.

         The Company and the Bank intend to contribute to the ESOP enough money to cover the payments due by the ESOP on the loan from the Company. The loan requires annual principal and interest payments which repay the loan over 10 years. The loan permits optional pre-payment. The Company and the Bank may contribute more to the ESOP than is necessary to repay the loan.

         The ESOP pledged the shares it purchased as collateral for the loan. The ESOP allocates those shares among participants as the loan is repaid. If the Bank repays the ESOP loan as scheduled, the number of shares released is based on the amount of principal repaid that year and will be fully allocated over the ten year term of the loan. The ESOP allocates shares among participants, as they are released from the lien of the ESOP loan, generally based on each participant's share of total taxable compensation for the year. Benefits generally vest at the rate of 20% per year beginning after the participant's first year of service, with 100% vesting after five years of service. Employees receive credit for service prior to the Bank's mutual holding company reorganization for vesting purposes. Participants are immediately vested upon termination of employment due to death, retirement at age 65 or older, permanent disability or upon the occurrence of a change of control. Forfeitures (shares allocated to an employee which are not yet vested when that employee's employment terminates) will generally be reallocated among remaining participating employees, in the same proportion as contributions (based upon the proportion of the employee's allowable compensation to that of all employees) or used to repay the ESOP loan. Vested benefits may be distributed in a single sum or installment payments and are payable upon death, termination of employment or attainment of age 65, subject to certain rights to elect to defer the distribution of benefits.

         Richard F. Bennett and Robert J. Twyman are the trustees for the ESOP. A total of 17,798 shares have been allocated by the ESOP to employee accounts, and the trustees, subject to their fiduciary duty, must vote all allocated shares held in the ESOP as the employees to whom the shares have been allocated instruct them. Allocated shares for which no instructions are received and shares not yet allocated are voted generally in the same proportion as allocated shares for which voting instructions are received. The Personnel Committee of the Company oversees the Company's activities related to the ESOP.

         The ESOP may purchase additional shares of our stock in the future, in the open market or otherwise, and may do so either with borrowed funds or with cash dividends, employer contributions or other cash flow.

         Stock Option Plan. The principal features of our SOP and the proposed amendment thereto are described in Proposal II above. Options to purchase 68,250 shares of the Company's common stock have been awarded, including 2,500 options awarded, in April 2002, to each of one executive officer, Mr. Twyman, and three Bank employees. Twenty percent of the options will vest on April 23, 2003, 2004, 2005, 2006 and 2007. The exercise price of those options is $9.30 which represents the fair market value of a share of our common stock on the date of the award. The exercise price for future awards of options will not be less than the fair market value of our common stock on the award date. In October 1999, Mr. Bennett was awarded options to purchase 26,750 shares and each of the non-employee directors were awarded options to purchase 4,500 shares. Twenty percent of each of these options vested on each of October 27, 2000, 2001 and 2002 and an equal amount will vest on each of October 27, 2003 and 2004. Only one person, Director Monroe, has exercised options, totaling 1,125 shares, as of the Record Date.

         Management Recognition Plan. The principal features of our MRP and the proposed amendment thereto are described in Proposal III above. The MRP permits the outright award of up to 42,912 shares of our common stock to employees and directors of the Company, the Bank and related companies. In April 2002, one executive officer, Mr. Twyman, and three Bank employees each received an award of 1,000 MRP shares, which shall vest 20% on each of April 23, 2003, 2004, 2005, 2006 and 2007. Each of the non-employee directors received an award of 1,800 MRP shares and Mr. Bennett received an award of 10,500 MRP shares in October 1999, of which 20% vested on each of October 27, 2000, 2001 and 2002, and an equal amount will vest on each of October 27, 2003 and 2004.

         Pension Plan. Neither the Bank nor the Company maintains a defined benefit pension plan for eligible employees.

Personnel Committee Report on Executive Compensation

         In fulfillment of SEC requirements for disclosure in proxy materials of the Personnel Committee's policies regarding compensation of executive officers, the committee has prepared the following report for inclusion in this Proxy Statement.

         General Policy Considerations. For fiscal 2002, the compensation of Mr. Bennett, the Chief Executive Officer, was determined by the Personnel Committee of the Bank. The committee, in evaluating compensation for Mr. Bennett, considered the nature of his responsibilities, length of service, competitive salaries in banking and other industries, quality of performance, the performance of the Bank officers and employees working under his supervision, challenges faced since the reorganization of the Bank and special projects or unusual difficulties affecting work load and performance. The committee also considered the additional challenges faced by Mr. Bennett in connection with the opening of a new full service branch office in Alexandria Bay, New York and a loan production office in Clayton, New York in August 2002. The committee also evaluated the Bank's performance during fiscal 2001.

         This report is included herein at the direction of the members of the Personnel Committee, directors , Langevin (Chairman), Jones, Leader, Monroe, Pistolesi and Straw.

Personnel Committee Interlocks and Insider Participation

         The Personnel Committees of the Bank and the Company consist of directors Jones, Langevin, Leader, Monroe, Pistolesi and Straw. None of these individuals is or has been an officer or employee of the Company or the Bank, nor has any other director of the Company or the Bank, other than Mr. Bennett. When the Board of Directors functions on matters pertaining to the compensation of Mr. Bennett, he does not participate in the deliberations or vote by the Board.

Transactions with Directors and Officers

         The directors and the executive officers of the Bank maintain normal deposit account relationships with the Bank on terms and conditions no more favorable than those available to the general public. In the ordinary course of business, the Bank may make loans to directors, officers and employees. All loans to directors, executive officers and related parties are on substantially the same terms, including interest rate and collateral, as those prevailing at the same time for comparable loans to other customers and do not involve more than normal risk of collectibility or present other unfavorable features.

         Director Robert J. Leader is a Partner of the law firm of Case & Leader LLP, which provides legal services to the Bank on a variety of lending, litigation and other general banking matters. The total amount paid to Case & Leader LLP by the Bank was approximately $67,676 during fiscal 2002, which represents fees on most loan closings handled by that law firm paid directly by the Bank on behalf of the borrowers.

--------------------------------------------------------------------------------
                             Gouverneur Bancorp Inc.
--------------------------------------------------------------------------------

                      STOCKHOLDER RETURN PERFORMANCE GRAPH
                             [GRAPHIC CHART OMITTED]

                                                           Period Ending
                                ------------ ------------- -------------- ------------- -------------
Index                               03/23/99      09/30/99       09/30/00      09/30/01      09/30/02
-------------------------------------------- ------------- -------------- ------------- -------------
Gouverneur Bancorp Inc.               100.00         96.29         108.83        176.18        218.64
-------------------------------------------- ------------- -------------- ------------- -------------
NASDAQ - Total US*                    100.00        118.72         157.65         64.43         50.76
-------------------------------------------- ------------- -------------- ------------- -------------
SNL Thrift Index                      100.00         87.96         107.00        144.52        152.11
-------------------------------------------- ------------- -------------- ------------- -------------
SNL <$250M Thrift Index               100.00         99.89          99.20        130.34        161.34
-------------------------------------------- ------------- -------------- ------------- -------------

*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2002. Used with permission. All rights reserved. crsp.com.

SNL Financial LC                                                 (434) 977-1600
(C) 2002

Set forth above is a line graph comparing the cumulative total stockholder return on Gouverneur Bancorp, Inc. common stock with cumulative stockholder return of a broad market index including (i) the total return industry index for SNL All Thrift stocks (SNL is a firm that compiles and distributes financial information); (ii) the NASDAQ total return for the U.S. Stock Market; and (iii) as a peer group comparison, SNL's total return index for thrifts with assets less than $250 million. In accordance with the SEC guidelines, the closing price of a share of our common stock on March 23, 1999, which was the date the Company's common stock commenced public trading, was used to establish the initial point in the performance graph. The closing price on that date was $5.0625. If the initial offering price of $5.00 was used, the cumulative stockholder return would have been approximately 121.4% through September 30, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than 10% of any class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of the Company's common stock generally, as now required, by the second business day following a transaction. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

         To the Company's knowledge, based upon a review of all reports furnished to the Company during fiscal year 2002, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with by such persons.

IV.   RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         Selection of New Independent Public Accountants. Effective December 17, 2002, the Executive Committee of the Company's Board of Directors appointed Beard Miller Company LLP of Harrisburg, Pennsylvania to replace Fust Charles Chambers LLP as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 2003, subject to ratification by the stockholders at the meeting. Fust Charles Chambers LLP, which had been engaged by the Company and the Bank since January 2000 to audit the consolidated financial statements and for other purposes, decided not to continue as the independent accountants after the completion of its audit of the Company's financial statements for fiscal year 2002.

         The Company and the Bank believe, and have been advised by Fust Charles Chambers LLP that it concurs with such belief, that, for the years ended September 30, 2002 and September 30, 2001, the Company and the Bank and Fust Charles Chambers LLP did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement, if not resolved to the satisfaction of Fust Charles Chambers LLP would have caused it to make reference in connection with its report on the financial statements of the Company and the Bank to the subject matter of the disagreement.

         The report of Fust Charles Chambers LLP on the financial statements of the Company and the Bank for the years ended September 30, 2002 and 2001 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         A representative of Beard Miller Company LLP is expected to be present at the meeting and will have an opportunity to make a statement if he or she wishes to do so. We also expect that the representative will be available to answer appropriate questions from stockholders. It is anticipated that a representative of Fust Charles Chambers LLP will be present at the meeting.

OTHER BUSINESS

         We have no reason to believe that any other business will be presented at the meeting, but if any other business shall be presented, the Board of Directors, as the holder of the proxies solicited by this Proxy Statement, will vote on such matters in accordance with its judgment.

                                     GENERAL

         We are distributing our Annual Report for fiscal 2002 with this Proxy Statement to stockholders of record on the Record Date. The Annual Report is not part of the proxy solicitation material.

         If you submit a properly completed proxy card to the Company on the form distributed with this Proxy Statement, it will be voted if received before the voting is closed at the meeting. The proxy will be voted in the manner directed on the proxy card. If the proxy card is signed and returned but no directions are given, the proxy will be voted "FOR" the three director nominees, the amendment to both our SOP and MRP and the ratification of the appointment of the independent public accountants.

         The cost of this Proxy Statement and the related proxy solicitation will be borne by the Company. In addition, directors, officers and regular employees of the Company and the Bank may solicit proxies personally, by telephone or by other means without additional compensation. The Company will, upon the request of brokers, dealers, banks and voting trustees, and their nominees, who were holders of record of shares of the Company's capital stock or participants in depositories on the Record Date, bear their reasonable expenses for mailing copies of this Proxy Statement with Notice of Annual Meeting and the form of proxy card to the beneficial owners of such shares.

          STOCKHOLDER PROPOSALS AT THE ANNUAL MEETING IN THE YEAR 2004

         The Company's Board of Directors will establish the date for the 2004 Annual Meeting of Stockholders. In order for a stockholder to be entitled, under the regulations of the SEC, to have a stockholder proposal included in the Company's Proxy Statement for the 2004 meeting, the proposal must be received by the Company at its principal executive offices, 42 Church Street, Gouverneur, New York 13642, Attention: Charles Van Vleet, Secretary, at least 120 days in advance of the date in the year 2004 which corresponds to the date in the year 2004 when we first release this Proxy Statement to stockholders. The stockholder must also satisfy the other requirements of SEC Rule 14a-8. Note that this filing requirement is separate from the notice requirements described above regarding the advance notice that is required before a stockholder is permitted to offer a proposal for a vote at any stockholders' meeting.

         The Company will furnish, without charge to any stockholder submitting a written request, a copy of the Company's annual report on Form 10-KSB for fiscal year 2002 required to be filed with the SEC. Such written request should be directed to Charles Van Vleet, Secretary, at our address stated above. The Form 10-KSB report is not a part of the proxy solicitation materials.

                    PLEASE SIGN, DATE AND MAIL YOUR PROXY NOW


Gouverneur, New York
January 21, 2003

                                 REVOCABLE PROXY
                            GOUVERNEUR BANCORP, INC.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints the Board of Directors of Gouverneur Bancorp, Inc., or their successors in office, Proxies, with full power of substitution, to represent and vote all stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Gouverneur Bancorp, Inc., to be held on February 18, 2003 at 10:00 a.m. at the Clearview Restaurant, 1180A U.S. Highway 11, Gouverneur, New York, or at any adjournments thereof upon the matters described in the accompanying Proxy Statement and upon other business that may properly come before the meeting or any adjournment thereof. Said Proxies are directed to vote or refrain from voting as marked hereon upon the matters listed herein, and otherwise in their discretion.

                                   For          Withhold          For All Except
1.       ELECTION OF DIRECTORS
                                   [  ]           [  ]                [  ]

         Richard F. Bennett       Timothy J. Monroe       Joseph C. Pistolesi

         INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee name in the space provided below:

         -----------------------------------------------------------------------

     2.  Approval of an amendment to the      For         Against        Abstain
         Stock Option Plan.                   [  ]          [  ]           [  ]

     3.  Approval of an amendment to          For          Against       Abstain
         the Management Recognition Plan.     [  ]          [  ]           [  ]

     4.  The ratification of the appointment  For          Against       Abstain
         of Beard Miller Company LLP as the
         independent public accountants for
         the fiscal year ending
         September 30, 2003.                  [  ]          [  ]           [  ]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE PROPOSALS. PLEASE SIGN, DATE AND RETURN THIS PROXY.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR JUDGMENT AND DISCRETION. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. PLEASE DATE, SIGN AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                      Date _____________________

Signature __________________________   Signature if held jointly _______________

    Detach above card, sign, date and mail in postage-paid envelope provided.

                            GOUVERNEUR BANCORP, INC.

         Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY